CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14(A)/15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

CERTIFICATE OF CHIEF FINANCIAL OFFICER

AMERICAN HOUSING INCOME TRUST, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Housing Income Trust, Inc. on Form 10-K for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Ogburn, the current Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(3)       A signed original of this written statement required by Section 906 has been provided to Christ Anderson and will be retained by America Housing Income Trust, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 10, 2017

By: /s/ Michael Ogburn

Michael Ogburn

Chief Financial Officer (as of March 13, 2017)

(Principal Financial Officer)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14(A)/15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

CERTIFICATE OF CHIEF FINANCIAL OFFICER

AMERICAN HOUSING INCOME TRUST, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Housing Income Trust, Inc. on Form 10-K for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sean Zarinegar, the Principal Financial Officer of the Company during the 2016 fiscal year, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(3)       A signed original of this written statement required by Section 906 has been provided to Christ Anderson and will be retained by American Housing Income Trust, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 10, 2017

By: /s/ Sean Zarinegar

Sean Zarinegar (during fiscal year 2016)

Chief Financial Officer

(Principal Financial Officer)

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